Date and Time: November 22, 2006 01:51 PM Pacific Time

Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	Location: 2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 25, 2004 02:06 PM Pacific Time

Incorporation Number:	BC0210187

Recognition Date: Incorporated on May 23, 1980

NOTICE OF ARTICLES

Name of Company:

TERYL RESOURCES CORP.

REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
1103 - 11871 HORSESHOE WAY	1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
1103 - 11871 HORSESHOE WAY	1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

BC0210187 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LORETTE, JENNIFER
Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY	1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

Last Name, First Name, Middle Name:
VAN OORD, MONIQUE
Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY	1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

Last Name, First Name, Middle Name:
ROBERTSON, SUSANNE M.
Mailing Address:	Delivery Address:
4040 AMUNDSEN PLACE	4040 AMUNDSEN PLACE
RICHMOND BC V7C 4L8	RICHMOND BC V7C 4L8
CANADA	CANADA

Last Name, First Name, Middle Name:
ROBERTSON, JOHN G.
Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY	1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

November 15, 2004

AUTHORIZED SHARE STRUCTURE
1. 100,000,000	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached

BC0210187 Page: 2 of 3

2. 5,000,000	Preferred Shares	With a Par Value of
1.00 Canadian Dollar(s) each

With Special Rights or
Restrictions attached

BC0210187 Page: 3 of 3